UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 19, 2008

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8120 Shaffer Parkway Littleton, Colorado		80127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 285-9885

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Ascent Solar Technologies, Inc. (Ascent Solar) announced that Matthew Foster, its President and Chief Executive Officer, has resigned from his position effective September 19, 2008.  It is contemplated that Mr. Foster will continue to serve as a consultant with Ascent Solar after that date.  Dr. Mohan Misra, Ascent Solar’s Chairman and Chief Strategy Officer, will serve as the company’s interim President and Chief Executive Officer until a permanent replacement is found.  Ascent Solar intends to initiate a search immediately.

Pursuant to a Separation Agreement and General Release, in addition to any benefits owed under Mr. Foster’s executive employment contract, vesting of Mr. Foster’s stock options shall be accelerated to October 19, 2008, and he will receive a severance payment of $75,000.  Ascent Solar also will contribute to Mr. Foster’s COBRA premium for a period of twelve months.

Dr. Misra will begin transitioning into the role of interim President and Chief Executive Officer immediately.  Dr. Misra, who has served as Ascent Solar’s Chairman since October 2005 and as its Chief Strategy Officer since April 2007, previously founded and served as the chief executive officer of ITN Energy Systems, Inc. (ITN) since 1994.  Ascent Solar’s copper, indium, gallium, diselenide (CIGS) technology initially was developed at ITN before it was assigned and licensed to Ascent Solar.  Before founding ITN in 1994, Dr. Misra spent 19 years with Martin Marietta (now Lockheed Martin Corporation) in the areas of materials research, development and manufacturing. While at Martin Marietta, Dr. Misra worked as manager of Research and Technology (Materials and Structures), then led the company’s development of long-term Materials technology strategies. He was a scientist for the Martin Marietta Solar Company’s projects that developed solar thermal and concentrator-silicon photovoltaic plants.  Dr. Misra has also helped develop and implement several key technologies for aerospace applications including thin-film photovoltaic, smart materials, advanced composites and lightweight structures.

Dr. Misra, age 63, holds a B.S. degree in Metallurgical Engineering from Benaras Hindu University in India, a M.S. degree in Metallurgical Engineering from the University of Washington and a Ph.D. in Metallurgical Engineering from the Colorado School of Mines.

Forward Looking Statements

This Current Report on Form 8-K, including its exhibits, contains forward-looking statements. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “intend,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although Ascent Solar Technologies, Inc. (Company) believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

September 22, 2008	By:	/s/ Gary Gatchell

Name: Gary Gatchell
Title: Chief Financial Officer